Exhibit 10.1

OFFERPAD SOLUTIONS INC.

PRE-FUNDED WARRANTS

SUBSCRIPTION AGREEMENT

January 31, 2023

i

ii

iii

OFFERPAD SOLUTIONS INC.

PRE-FUNDED WARRANTS

SUBSCRIPTION AGREEMENT

This agreement (the “Agreement”) is made effective as of January 31, 2023 by and among Offerpad Solutions Inc., a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Schedule I hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

R E C I T A L S:

WHEREAS, each Purchaser desires to purchase, and the Company desires to issue and sell Pre-Funded Warrants (as defined herein) described in this Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

ARTICLE 1

AUTHORIZATION AND SALE OF

PRE-FUNDED WARRANTS

Section 1.01 Authorization of Pre-Funded Warrants. The Company has authorized the sale and issuance of an aggregate of 160,742,959 pre-funded warrants to purchase shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), at an exercise price of $0.0001 per share (the “Pre-Funded Warrant”). The form of Pre-Funded Warrant is attached hereto as Exhibit A. Class A Common Stock that may be issued upon the exercise of the Pre-Funded Warrants is referred to herein as “Underlying Class A Common Stock”. The Company has authorized the sale and issuance of the Underlying Class A Common Stock as set forth herein. The Pre-Funded Warrants and Underlying Class A Common Stock are referred to herein as the “Securities.”

Section 1.02 Sale of Pre-Funded Warrants. Subject to the terms and conditions hereof, the Company will issue and sell Pre-Funded Warrants to each Purchaser, and each Purchaser will buy from the Company, the number of Pre-Funded Warrants set forth opposite such Purchaser’s name on the Schedule of Purchasers (the “Purchase Amount”) at a purchase price of $0.5599 per Pre-Funded Warrant (the “Purchase Price”).

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ARTICLE 2

CLOSING DATE; DELIVERY

Section 2.01 Closing Date . The purchase and sale of the Securities to the Purchasers shall be consummated at a closing (the “Closing”) to be held on January 31, 2023 at the offices of Latham & Watkins LLP, 650 Town Center Drive, 20th Floor, Costa Mesa, CA 92626, (the “Closing Date”), upon the physical or electronic exchange among the parties and their counsel of all documents and deliverables required under this Agreement.

Section 2.02 Delivery and Payment . On the Closing Date, each Purchaser shall wire its Purchase Amount, in United States dollars and in immediately available funds, to the Company’s account set forth on Schedule II hereto. At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the number of Pre-Funded Warrants set forth opposite such Purchaser’s name on the Schedule of Purchasers under the heading “Number of Pre-Funded Warrants,” in each case registered in the name of the Purchaser.

Section 2.03 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Securities that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers, is a separate agreement, and the sale of Securities to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Securities such other Purchasers have agreed to purchase.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Reports (as defined below), the Company hereby represents and warrants to each Purchaser that:

Section 3.01 Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of Delaware, with corporate power and authority to own its properties and conduct its business as now conducted and contemplated to be conducted in the SEC Reports. Each subsidiary of the Company has been duly organized and is validly existing as a corporate entity in good standing under the laws of its jurisdiction of organization. Each of the Company and its subsidiaries is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in such good standing would not have a Material Adverse Effect. A “Material Adverse Effect” shall mean any material adverse effect on (i) the assets, liabilities, business, properties, operations, financial condition, prospects or results of operations of the Company and its subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith or (iii) the authority or the ability of the Company to perform its obligations under this Agreement or the Pre-Funded Warrants.

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Section 3.02 Corporate Power. The Company has all requisite legal and corporate power and authority to, and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders (except as set forth in this Agreement) is necessary to, execute and deliver this Agreement and the Pre-Funded Warrants (together, the “Transaction Documents”), to sell and issue the Pre-Funded Warrants, to issue the Underlying Class A Common Stock of the Company upon exercise of the Pre-Funded Warrants, and to carry out and perform its obligations under the terms of the Transaction Documents.

Section 3.03 Governmental Consents, Etc. No consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of the Transaction Documents to which it is a party, or the offer, sale or issuance of the Pre-Funded Warrants or the Underlying Class A Common Stock, or the consummation of any other transaction contemplated hereby or thereby, except (i) the qualification (or taking of such action as may be necessary to secure an exemption from qualification, if available) of the offer and sale of the Pre-Funded Warrants and the Underlying Class A Common Stock under applicable Blue Sky laws, which filings and qualifications, if required, will be accomplished in a timely manner and (ii) with respect to the issuance of the Underlying Class A Common Stock, such approval as may be required by the applicable rules and regulations of the NYSE (or any successor entity) from the stockholders of the Company with respect to the issuance of the Underlying Class A Common Stock (the “Stockholder Approval”). For the avoidance of doubt, any required filing under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 8-K disclosing the transactions contemplated hereby, the filing of any form of the Transaction Documents as required, and the filing of the Information Statement (as defined in Section 5.11(a)) shall not be deemed to be a violation of this Section 3.03. The Company is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the New York Stock Exchange (the “NYSE”) and has not received any written notice from the NYSE of an event or condition that would reasonably be expected to cause the Class A Common Stock to be delisted by the NYSE. The issuance and sale of the Pre-Funded Warrants hereunder do not contravene the rules and regulations of the NYSE and, assuming that Stockholder Approval is obtained, the issuance and sale of the Underlying Class A Common Stock will not contravene the rules and regulations of the NYSE.

Section 3.04 Noncontravention. Assuming compliance with the matters referred to in Section 3.03, the issue and sale of the Pre-Funded Warrants and the performance by the Company of its obligations under the Transaction Documents, including the Company’s obligation to issue Underlying Class A Common Stock upon exercise of the Pre-Funded Warrants, and the consummation of the transactions therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation or bylaws of the Company or any governing documents of any subsidiary or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of the Company or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such conflicts, breaches, violations or defaults as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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Section 3.05 Authorization. Other than the preparation, filing and mailing of an information statement with the Securities and Exchange Commission (the “SEC”), all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution, delivery and performance by the Company of the Transaction Documents to which it is a party, the authorization, sale, issuance and delivery by the Company of the Securities has been taken.

Section 3.06 The Pre-Funded Warrants. The Pre-Funded Warrants constitute valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer, preference or other similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (the “Enforceability Exceptions”).

Section 3.07 Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, charges, pledges, security interests, encumbrances, rights of first refusal, preemptive rights or other restriction by the Company other than restrictions on transfer provided in the Transaction Documents. The maximum number of shares of Underlying Class A Common Stock initially issuable upon exercise of the Pre-Funded Warrants have been duly authorized and reserved.

Section 3.08 SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including without limitation pursuant to Section 13(a) or 15(d) thereof, since the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “2021 Form 10-K”) through the date hereof on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports (as defined below) prior to the expiration of any such extension. As of its respective filing date, (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), the 2021 Form 10-K, and all other reports of the Company filed with the SEC pursuant to the Exchange Act from the filing date of the 2021 Form 10-K through the date of this Agreement (including the exhibits and schedules thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) complied in all material respects with the applicable requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Exchange Act. As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each SEC Report filed pursuant to the Exchange Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Reports complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial

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statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). There are no financial statements (historical or pro forma) that are required to be included in the SEC Reports that are not so included as required.

Section 3.09 Capitalization. The Company has an authorized capitalization as of September 30, 2022 (the “Capitalization Date”) as set forth in its Form 10-Q for the quarter ended September 30, 2022. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors’ qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except to the extent that it would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company does not have any share appreciation rights or “phantom share” plans or agreements or any similar plan or agreement. No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company. As of the date hereof, (i) there are no outstanding options, warrants, scrips, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries except (w) as set forth in the SEC Reports, (x) as were granted or issued after the Capitalization Date pursuant to the Company’s equity compensation plans described in the SEC Reports, and (y) as a result of the purchase and sale of the Securities; and (ii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) that will be triggered by the issuance of the Securities. The Company’s certificate of incorporation as in effect on the date hereof and the Company’s bylaws as in effect on the date hereof have been filed as part of the SEC Reports and are available on the SEC’s EDGAR system as of the business day prior to the date hereof. Other than the Pre-Funded Warrants, the terms of all securities convertible into or exercisable for Class A Common Stock of the Company and the material rights of the holders thereof in respect thereto are as described in the SEC Reports.

Section 3.10 Litigation. There is no action, suit, investigation or proceeding pending against, or, to the knowledge of the Company, threatened or contemplated against or affecting, the Company or any of its subsidiaries before (or, in the case of threatened actions, suits, investigations or proceedings, would be before) or by any court, public board, government agency or self-regulatory organization or body, that would, if there were an unfavorable decision, reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

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Section 3.11 Registration Rights. Except as provided in Article 5 below, the Company is not under any obligation to register under the Securities Act any of its securities.

Section 3.12 Placement. Subject to the accuracy of each Purchaser’s representations in this Agreement, the offer, sale and issuance of the Securities (the “Placement”) constitute transactions exempt from the registration requirements of Section 5 of the Securities Act. Neither the Company nor any agent on its behalf has taken or will take any action so as to bring the initial offer and sale of the Securities by the Company within the registration provisions of the Securities Act or any state securities laws.

Section 3.13 Internal Controls. The Company and each of its officers are in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act. The Company and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The management of the Company has, in material compliance with Rules 13a-15 and 15d-15(e) under the Exchange Act, (i) designed disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the management of the Company by others within those entities, and (ii) disclosed, based on its most recent evaluation prior to the date hereof, to the Company’s auditors and the audit committee of the Company’s Board of Directors (A) any significant deficiencies in the design or operation of internal control over financial reporting (“Internal Controls”) which would adversely affect the Company’s ability to timely record, process, summarize and report financial data and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s Internal Controls. Since December 31, 2021, management has not identified for the Company’s auditors any material weaknesses in Internal Controls. Since the December 31, 2021, there have been no changes that have materially affected, or are reasonably likely to materially affect, the Internal Controls.

Section 3.14 Certain Transactions. Since January 1, 2022, except for compensation or other employment arrangements in the ordinary course of business and the Placement, there has been no transaction, or series of similar transactions, agreements, arrangements, relationships, payments or understandings, nor are there any currently proposed transactions, or series of similar transactions, agreements, arrangements, relationships, payments or understandings to which the Company or any of its subsidiaries was or is to be a party, that would be required to be disclosed under Item 404 of Regulation S-K promulgated under the Securities Act that is not disclosed in the SEC Reports.

Section 3.15 Acknowledgment Regarding Each Purchaser’s Purchase of Securities. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length Purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Purchaser is not acting as a

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financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and that any statement made by each Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to each Purchaser’s purchase of the Securities and has not been relied upon by the Company or its respective officers or directors (or functional equivalents) in any way. The Company further represents to the Purchasers that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its respective representatives.

Section 3.16 Acknowledgement Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding, it is understood and acknowledged by the Company that, except as set forth in this Agreement or a customary confidentiality agreement executed in connection with this Agreement or in the case of a Purchaser that is subject to the Company’s insider trading compliance policy: (i) no Purchaser has been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, short sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities; (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, presently may have a “short” position in the Class A Common Stock, and (iv) no Purchaser shall be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that except as set forth herein (x) each Purchaser may engage in hedging activities at various times during the period that the Securities are outstanding, and (y) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

Section 3.17 Related Party Transaction. The Board of Directors of the Company (or an authorized committee thereof) has reviewed the transactions contemplated hereby with respect to any “related party transaction,” including for purposes of the Delaware General Corporation Law and the applicable rules of the NYSE, and has approved any such transaction consistent with the applicable standards.

Section 3.18 Transactions Not Enjoined. No governmental authority has enacted, issued, promulgated, enforced or entered any order, writ, judgment, injunction, decree, stipulation, determination or award which is in effect and has the effect of making the transactions contemplated by this Agreement illegal, otherwise restraining or prohibiting consummation of such transactions or causing any of the transactions contemplated hereunder to be rescinded following completion thereof. No action or proceeding by or before any court or other governmental body has been instituted or threatened by any governmental authority or person whatsoever which shall seek to restrain, prohibit or invalidate the transactions contemplated by this Agreement.

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Section 3.19 Regulation M Compliance. In connection with the Placement, the Company has not, and to its knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

Section 3.20 No Material Adverse Change. Since December 31, 2021, there has not been:

(a) any change in the consolidated assets, liabilities, financial condition or operating results of the Company and its subsidiaries from that reflected in the financial statements included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022, except for changes in the ordinary course of business which have not had and would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect or any changes contemplated by the Company’s preliminary financial results for the three months ended December 31, 2022 that have been made available to the Purchaser;

(b) any declaration or payment by the Company or its subsidiaries of any dividend, or any authorization or payment by the Company of any distribution, on any of the capital stock of the Company, or any redemption or repurchase by the Company of any securities of the Company;

(c) any material damage, destruction or loss, whether or not covered by insurance, to any assets or properties of the Company;

(d) any waiver, not in the ordinary course of business, by the Company of a material right or of a material debt owed to it;

(e) any satisfaction or discharge of a material lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business;

(f) any change or amendment to the Certificate of Incorporation or Bylaws, or termination of or material amendment to any contract of the Company that the Company is required to file with the SEC pursuant to Item 601(b)(10) of Regulation S-K;

(g) any material labor difficulties or, to the Company’s knowledge, labor union organizing activities with respect to employees of the Company;

(h) any material transaction entered into by the Company other than in the ordinary course of business;

(i) the loss of the services of any executive officer (as defined in Rule 405 under the 1933 Act) of the Company; or

(j) any other event or condition that, to the Company’s knowledge, has had or would reasonably be expected to have a Material Adverse Effect.

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Section 3.21 Tax Matters. The Company and its subsidiaries have filed all tax returns required to have been filed by them and have paid all taxes shown thereon or otherwise owed by them, other than those taxes being contested in good faith and for which adequate reserves have been provided or where the failure to have made such filings or payments would not reasonably be expected to result in a Material Adverse Effect. The Company has made adequate charges, accruals and reserves in its applicable financial statements in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company and its subsidiaries has not been finally determined. There are no material tax liens or claims pending or, to the Company’s knowledge, threatened against the Company or any of its subsidiaries or any of their respective assets or property.

Section 3.22 Certificates, Authorities and Permits. The Company and its subsidiaries possess certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have a Material Adverse Effect. During the past three years, the Company and its subsidiaries have not received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.

Section 3.23 Environmental Matters. Neither the Company not any of its subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), has released any hazardous substances regulated by Environmental Law on to any real property that it owns or operates, or has received any written notice or claim that it is liable for any off-site disposal or contamination pursuant to any Environmental Laws, except where failure comply would not reasonably be expected to have a Material Adverse Effect; and to the Company’s knowledge, there is no pending or threatened investigation that would reasonably be expected to lead to such a claim.

Section 3.24 Manipulation of Price. The Company has not, and, to the Company’s knowledge, no person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

Section 3.25 Foreign Corrupt Practices; Questionable Payments; Office of Foreign Assets Control. Neither the Company nor any of its subsidiaries has, and to the Company’s knowledge, no agent or other person acting on behalf of the Company nor any of its subsidiaries has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company or any of its subsidiaries (or made by any person acting on behalf of the Company or any of its subsidiaries of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended. Neither the Company nor any of its subsidiaries, nor any or their directors, officers or employees, nor, to the Company’s knowledge, any agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity that

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is, or is owned or controlled by an individual or entity that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, Burma/Myanmar, Cuba, Iran, Libya, North Korea and Syria).

Section 3.26 Anti-Money Laundering. The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company nor any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

Section 3.27 Investment Company. The Company is not required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER

Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

Section 4.01 Organization and Standing. If such Purchaser is not a natural person, such Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material and adverse effect on the legality, validity or enforceability of the Transaction Documents to which it is a party, and such Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing, individually or in the aggregate, as would not have a material adverse effect on the legality, validity or enforceability of the Transaction Documents to which it is a party.

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Section 4.02 Authorization.

(a) Such Purchaser affirms that (i) if such Purchaser is a natural person, he or she has all the requisite legal capacity and authority and has taken all action necessary in order to execute and deliver this Agreement, and (ii) if such Purchaser is not a natural person, such Purchaser has the requisite corporate or other entity power and authority to execute and deliver Transaction Documents to which it is a party and perform its obligations under such Transaction Documents. The execution and delivery of each such Transaction Document by the Purchaser, the performance by such Purchaser of its obligations thereunder, and all other necessary corporate or other entity action on the part of such Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of such Purchaser is necessary for such Purchaser to execute and deliver the relevant Transaction Documents and perform its obligations thereunder.

(b) Each of the relevant Transaction Documents has been duly and validly authorized by each Purchaser that is not a natural person. Each of the relevant Transaction Documents when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser, enforceable in accordance with their terms, subject to the Enforceability Exceptions.

Section 4.03 Noncontravention. Neither the execution and delivery of the Transaction Documents to which such Purchaser is a party by such Purchaser nor the performance by such Purchaser of its obligations thereunder will (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Purchaser or any of its subsidiaries is a party or by which Purchaser or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the certificate of incorporation, bylaws or similar organizational and governing documents of Purchaser or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the properties or assets of such Purchaser or any of its subsidiaries or any of their properties, except, with respect to clauses (i) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its obligations under the Transaction Documents to which such Purchaser is a party.

Section 4.04 Accredited Purchaser. Such Purchaser is an “accredited investor” within the meaning of Regulation D, Rule 501(a), under the Securities Act. Such Purchaser was not formed for the specific purpose of acquiring the Securities.

Section 4.05 No Government Review. Such Purchaser understands that neither the SEC nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of this Agreement, the Securities, or any of the other documents relating to the Placement, or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Securities or such other documents.

Section 4.06 Investment Experience. Such Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and such Purchaser has made such investigations in connection herewith as it

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deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, such Purchaser has not relied upon any information other than the SEC Reports and information provided to it by the Company or its representatives, including the representations and warranties and covenants of the Company contained herein.

Section 4.07 Investment Intent; Blue Sky. Such Purchaser is acquiring the Securities for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, other than the transfer of shares to an affiliated investment fund under common control with Purchaser. It understands that the sale of the Securities to such Purchaser has not been, and will not be, registered under the Securities Act by reason of an exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the Purchaser’s investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser’s address set forth in Section 7.02 represents the Purchaser’s true and correct state of domicile, upon which the Company may rely for the purpose of complying with applicable “Blue Sky” or similar laws.

Section 4.08 Rule 144. Such Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. It is aware of the provisions of Rule 144 (“Rule 144”) promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

Section 4.09 Restrictions on Transfer; Restrictive Legends. Such Purchaser understands that the transfer of the Securities is restricted by this Agreement and applicable state and federal securities laws and the transfer of the Underlying Class A Common Stock is restricted by applicable state and federal securities laws, and that each certificate, instrument, or book entry representing the Securities will be imprinted with legends restricting transfer except in compliance therewith. The Company need not register a transfer of legended Securities, and may also instruct its transfer agent or other applicable agent not to register the transfer of the Securities and to enforce applicable stop transfer instructions, unless the conditions specified in each of these legends is satisfied.

Section 4.10 Access to Information. Such Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the SEC Reports and the Company’s preliminary financial results for the three months ended December 31, 2022, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment. Such Purchaser understands any statement contained in the SEC Reports shall be deemed to be modified or superseded for the purposes of this Agreement to the extent that a statement contained herein or in any other document subsequently filed with the SEC modifies or supersedes such statement.

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Section 4.11 No General Solicitation. Such Purchaser is unaware of, and in deciding to participate in the Placement is in no way relying upon, and did not become aware of the Placement through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Placement.

Section 4.12 Advice. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Purchaser understands that it, and not the Company, shall be responsible for its own tax liability that may arise as a result of the transactions contemplated by this Agreement.

ARTICLE 5

COVENANTS

Section 5.01 Transfer Restrictions; Legends.

(a) The Securities may only be disposed of in compliance with applicable federal and state securities laws. In addition, such Purchaser may not transact in or transfer any Company securities until two (2) trading days following the filing with the SEC of the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2023 (the “Lock-up Release”), other than (i) directly with the Company, (ii) with the Company’s prior written consent (iii) for the purchase of Securities pursuant to this Agreement (including the acquisition of any shares of Class A Common Stock upon exercise of Pre-Funded Warrants), (iv) bona fide gifts, (v) for estate planning purposes or (vi) to such Purchaser’s affiliates, provided that any transferees receiving such securities as a result of (iv)-(v) shall agree not to trade the securities until the Lock-up Release. As a condition of transfer of the Securities, any such transferee shall agree in writing to be bound by the terms of the Securities.

(b) The certificates, agreements, instruments, or book entries evidencing the Pre-Funded Warrants and Underlying Class A Common Stock shall have endorsed thereon the legends set forth in the Pre-Funded Warrants as required by the terms of the Pre-Funded Warrants.

(c) In connection with any sale or disposition of the Underlying Class A Common Stock by a Purchaser pursuant to Rule 144 or pursuant to any other exemption under the 1933 Act such that the purchaser acquires freely tradable shares and upon compliance by such Purchaser with the requirements of this Agreement, if requested by the Purchaser, the Company shall use its reasonable best efforts to request that the transfer agent for the Class A Common Stock (the “Transfer Agent”) remove any restrictive legends related to the book entry account holding such Underlying Class A Common Stock and make a new, unlegended entry for such book entry shares sold or disposed of without restrictive legends within two trading days of receipt of such request from the Purchaser; provided that the Company has received customary representations and other documentation reasonably acceptable to the Company in connection therewith not later than 5:00 p.m. Eastern Time on the date of such request. Subject to receipt by the Company of customary representations and other documentation reasonably acceptable to the

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Company and its counsel in connection therewith, upon the earliest of such time as the Underlying Class A Common Stock (i) have been sold or transferred pursuant to an effective registration statement, (ii) have been sold pursuant to Rule 144 or (iii) are eligible for resale under Rule 144(b)(1) or any successor provision, the Company shall (A) deliver to the Transfer Agent irrevocable instructions that the Transfer Agent shall make a new, unlegended entry for such book entry shares, and (B) cause its counsel to deliver to the Transfer Agent one or more opinions to the effect that the removal of such legends in such circumstances may be effected. The Company shall be responsible for the fees of its Transfer Agent and all the Depository Trust Company fees associated with such issuance.

Section 5.02 Confidentiality; MNPI.

(a) Each Purchaser acknowledges and agrees that: (i) certain of the information contained herein is of a confidential nature and may be regarded as material non-public information (“MNPI”) under Regulation FD of the Securities Act; (ii) except as provided in Section 5.02(b) or Section 5.03, until the time the information contained herein has been adequately disseminated to the public, the existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by such Purchaser to any person or entity, other than its employees, officers, directors, consultants, financial and legal advisors and other representatives (collectively, “Representatives”) for the sole purpose of evaluating the entering into and the consummation of the transactions contemplated under the Transaction Documents, and such Purchaser will not, directly or indirectly, disclose or permit its Representatives to disclose, any of such information without the prior written consent of the Company (but such Purchaser shall remain responsible for the compliance with this Section 5.02 by any of its Representatives); and (iii) such Purchaser shall make its Representatives aware of the terms of this Section 5.02 and be responsible for any breach of this Agreement by such Representatives.

(b) Notwithstanding Section 5.02(a), a Purchaser may disclose, or permit the disclosure of, information which would otherwise be confidential if and to the extent (i) required by law (including, without limitation, Section 13d of the Exchange Act) or any securities exchange, regulatory or governmental body; or (ii) it comes into the public domain other than as a result of a breach by any party hereto.

(c) Each Purchaser acknowledges that U.S. federal securities laws prohibit any person who has received MNPI relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such MNPI has been adequately disseminated to the public, each Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person save as provided in this Section 5.02 or Section 5.03.

(d) Each Purchaser, individually, shall not, and shall cause its affiliates not to, engage, directly or indirectly, in any transactions in the securities of the Company (including, without limitation, any Short Sales (as such term is defined in Rule 200 promulgated under Regulation SHO under the Exchange Act)) during the period from the date hereof until such time as (i) the transactions contemplated by this Agreement are first publicly announced or (ii) this Agreement is terminated.

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Section 5.03 Securities Law Disclosure. On or prior to the fourth (4th) business day following the Closing Date, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents and filing such Transaction Documents or forms thereof as may be required under the Exchange Act. The Company may also issue a press release describing the material terms of the transactions contemplated thereby.

Section 5.04 Section 16 Matters. The Company’s Board of Directors shall pre-approve the direct or indirect acquisition or disposition, as applicable, of the Securities by each Purchaser, its affiliates, or, if applicable, any director affiliated with a Purchaser (any such director, a “Purchaser Director”), for the express purpose of exempting each Purchaser’s, its affiliates’ or any Purchaser Director’s interests (to the extent such Purchaser or its affiliates may be deemed to be “directors by deputization”) in such transaction from Section 16(b) of the Exchange Act pursuant to Rule 16b-3 thereunder.

Section 5.05 Registration Rights.

(a) On or prior to the date that is ninety (90) days following the Closing (the “Filing Deadline”), the Company shall prepare and file with the SEC a registration statement under the Securities Act relating to the resale on a continuous basis pursuant to Rule 415 of the Securities Act of the full amount of the Underlying Class A Common Stock acquired by the Purchasers pursuant to the terms of this Agreement (the “Registrable Securities”). The registration statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose). The Company shall use its commercially reasonable efforts to have the registration statement declared effective by the SEC no later than the date, which shall be either: (i) in the event that the SEC does not review the registration statement, thirty (30) days after the Filing Deadline, or (ii) in the event that the SEC reviews the registration statement, seventy-five (75) days after the Filing Deadline (but in any event, no later than four (4) business days following the SEC indicating that it has no further comments on the registration statement). Subject to any comments from the staff of the SEC, such registration statement shall include the plan of distribution in form and substance reasonably satisfactory the Purchasers beneficially owning (as determined pursuant to Rule 13d-3 under the Exchange Act) a majority of the Registrable Securities; provided, however, that no Purchaser shall be named as an “underwriter” in the registration statement; provided, further, that the Company’s obligations to include a Purchaser’s Registrable Securities in the registration statement contemplated by this Section 5.05 are contingent upon such Purchaser furnishing a completed and executed selling stockholder questionnaire in customary form to the Company that contains the information required by SEC rules for a registration statement regarding such Purchaser, the securities of the Company held by such Purchaser and the intended method of disposition of the Registrable Securities, and each Purchaser agrees, severally, to execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

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(b) At such time as the Company is obligated to file a registration statement with the SEC pursuant to Section 5.05(a) hereof, the Company shall effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(i) The Company shall use its reasonable best efforts to keep each registration statement effective at all times with respect to each Purchaser’s Registrable Securities until the expiration of the Reporting Period. “Reporting Period” means the period commencing on the Closing and for each Purchaser ending on the earliest of: (1) the date as of which such Purchaser may sell all of the Underlying Class A Common Stock under Rule 144 without volume or manner-of-sale restrictions imposed on Purchaser pursuant to Rule 144(b)(2) (or any successor thereto) promulgated under the Securities Act; (2) the fifth anniversary of the Closing, or (3) the date on which such Purchaser shall have sold all of the Underlying Class A Common Stock pursuant to a registration statement. The Company shall ensure that each registration statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(ii) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such registration statement effective at all times during the Reporting Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such registration statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such registration statement.

(iii) Upon request of a Purchaser, the Company shall furnish to such Purchaser without charge copies of any preliminary or final prospectus as such Purchaser may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities.

(iv) Upon receipt of written notice from the Company that a registration statement or related prospectus contains a Misstatement (as defined below), each of the Purchasers shall forthwith discontinue disposition of Registrable Securities pursuant to such registration statement or related prospectus until it has received copies of a supplemented or amended prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the prospectus may be resumed. “Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a registration statement or related prospectus or necessary to make the statements in a registration statement or related prospectus, in the light of the circumstances under which they were made, not misleading.

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(v) If the filing, initial effectiveness or continued use of a registration statement contemplated by this Section 5.05 at any time would (a) require the Company to make an Adverse Disclosure (as defined below), (b) require the inclusion in such registration statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the Company’s board of directors, be seriously detrimental to the Company and its holders of capital stock and it is therefore essential to defer such filing, initial effectiveness or continued use at such time, the Company shall have the right, upon giving prompt written notice of such action to the Purchasers (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such registration statement for the shortest period of time determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under this Section 5.05(b)(v), the Purchasers agree to suspend, immediately upon their receipt of the notice referred to above, their use of the prospectus relating to any registration statement contemplated by this Section 5.05 in connection with any sale or offer to sell Registrable Securities until such Purchaser receives written notice from the Company that such sales or offers of Registrable Securities may be resumed, and in each case maintain the confidentiality of such notice and its contents. “Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any registration statement or prospectus in order for the applicable registration statement or prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the registration statement were not being filed, declared effective or used, as the case may be and (iii) the Company has a bona fide business purpose for not making such information public.

(c) With a view to making available to the Purchasers the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Purchasers to sell shares of Class A Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as there are no longer Registrable Securities; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish electronically to each Purchaser upon request, as long as such Purchaser owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of or electronic access to the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

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(d) The Company and each Purchaser that is party to that certain Amended and Restated Registration Rights Agreement dated as of September 1, 2021(the “Registration Rights Agreement”) acknowledges and agrees that the Underlying Class A Common Stock acquired by such Purchaser pursuant to the terms of this Agreement shall constitute “Registrable Securities” for purposes of the Registration Rights Agreement and such Underlying Class A Common Stock shall be included in the registration statement contemplated by Section 5.05(a) of this Agreement.

Section 5.06 NYSE Listing. From the date hereof until such time as the Underlying Class A Common Stock have been sold pursuant to Rule 144 or are eligible for resale under Rule 144(b)(1) or any successor provision, the Company will take such reasonable action as is necessary to continue the listing and trading of its Class A Common Stock on the NYSE and, in accordance, therewith, will take all actions necessary to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable. The Company further agrees, if the Company applies to have the Class A Common Stock traded on any other trading market, it will then include in such application all of the Class A Common Stock and the Underlying Class A Common Stock and will take such other action as is necessary to cause all of the Class A Common Stock and the Underlying Class A Common Stock to be listed or quoted on such other trading market as promptly as possible. The Company agrees to maintain the eligibility of the Class A Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer.

Section 5.07 Irrevocable Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent to issue to the Purchasers (or in such nominee’s name(s) as designated by a Purchaser) book-entry notations representing the shares of Class A Common Stock set forth next to such Purchaser’s name on the Schedule of Purchasers (the “Irrevocable Transfer Agent Instructions”) and, upon exercise of the Pre-Funded Warrants pursuant to their terms, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent to issue to the Purchasers (or in such nominee’s name(s) as designated by a Purchaser), book-entry notations representing the Underlying Class A Common Stock (the “Warrant Share Instructions”). The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions and the Warrant Share Instructions referred to in this Section 5.07 (or instructions that are consistent therewith) will be given by the Company to its transfer agent in connection with this Agreement and that the Underlying Class A Common Stock shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents and applicable law. The Company acknowledges that a breach by it of its obligations under this Section 5.07 will cause irreparable harm to a Purchaser. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5.07 will be inadequate and agrees, in the event of a breach by the Company of the provisions of this Section 5.07, that a Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

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Section 5.08 Reservation of Class A Common Stock. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance from and after the Closing Date, the number of shares of Class A Common Stock issuable upon exercise of the Pre-Funded Warrants issued at the Closing (without taking into account any limitations on exercise of the Pre-Funded Warrants set forth therein).

Section 5.09 Subsequent Equity Sales. The Company shall not, and shall use its commercially reasonable best efforts to ensure that no controlled affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the 1933 Act) that will be integrated with the offer or sale of the Class A Common Stock in a manner that would require the registration under the 1933 Act of the sale of the Class A Common Stock to the Purchasers. The Company shall not take any action or steps that would adversely affect reliance by the Company in any material respect on Section 4(a)(2) for the exemption from registration for the transactions contemplated hereby or require registration of the Class A Common Stock under the 1933 Act.

Section 5.10 Adjustments in Share Numbers and Prices. In the event of any stock split, subdivision, dividend or distribution payable in shares of Class A Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Class A Common Stock), combination or other similar recapitalization or event occurring after the date hereof and prior to the Closing, each reference in any Transaction Document to a number of shares or a price per share shall be deemed to be amended to appropriately account for such event.

Section 5.11 Stockholder Approval.

(a) Immediately following the execution and delivery of this Agreement and in lieu of calling a meeting of the Company’s stockholders, the Company shall (i) submit a stockholder written consent, in the form attached hereto as Exhibit B (the “Stockholder Written Consent”), to LL Capital Partners I, L.P., SIF V, LLC, First American Financial Corporation and Brian Bair (the “Majority Stockholders”) and (ii) obtain the Stockholder Written Consent, duly executed by the Majority Stockholders and duly delivered to the Company in accordance with the Delaware General Corporation Law, from the Majority Stockholders before 9:00 a.m. New York time, on the day immediately following the date of this Agreement.

(b) Within twenty (20) business days after the date of this Agreement, the Company shall file with the SEC a preliminary information statement in accordance with Regulation 14C promulgated under of the Exchange Act (such preliminary information statement and any revised or definitive information statement, the “Information Statement”) relating to the Stockholder Approval. Each Purchaser shall reasonably cooperate with the Company in the preparation of the preliminary Information Statement, the definitive Information Statement and any amendments or supplements thereto and shall promptly furnish to the Company the information relating to such Purchaser required by the Exchange Act for inclusion therein. The

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Company shall respond as promptly as practicable to any comments of the SEC with respect to the Information Statement and to cause the Information Statement in definitive form to be mailed to the holders of shares of the Class A Common Stock entitled thereto as promptly as reasonably practicable after (i) the tenth (10th) calendar day after the initial filing of the preliminary Information Statement with the SEC if by such date the SEC has not informed the Company that it intends to review the Information Statement or (ii) if the SEC has, by the tenth (10th) calendar day after the filing of the initial preliminary Information Statement with the SEC, informed the Company that it intends to review the Information Statement, the date on which the SEC confirms that it has no further comments on the Information Statement. If required, the Company shall mail to the holders of shares of Class A Common Stock entitled thereto, as promptly as reasonably practicable, any amendment or supplement. If at any time prior to the Closing any event shall occur, or fact or information shall be discovered, that should be set forth in an amendment or supplement to the Information Statement so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, the party that discovers such information shall as promptly as practicable notify the other parties hereto and the Company shall prepare and file with the SEC such amendment or supplement, in consultation with and subject to review by each Purchaser and its counsel as promptly as practicable and, to the extent required by law, cause such amendment or supplement to be disseminated to the holders of shares of Class A Common Stock entitled thereto.

ARTICLE 6

INDEMNIFICATION

Section 6.01 Survival of Representations and Warranties. The representations and warranties of the Company and each Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. All covenants and agreements contained herein shall survive the Closing and remain in full force and effect in accordance with their terms.

Section 6.02 Indemnification by the Company. The Company agrees to indemnify and hold harmless each Purchaser, its partners, affiliates, officers, directors, employees, and duly authorized agents, and each person or entity, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (a “Control Person”), from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which such Purchaser and its Control Persons becomes subject to, resulting from, arising out of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents, except to the extent that any such loss, claim, damage, liability, cost or expense is attributable solely to the willful misconduct or fraud of such Purchaser or its Control Persons or (ii) any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto prepared and filed pursuant to Section 5.05 of this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as the same are caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein.

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Section 6.03 Indemnification by the Purchaser. Each Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company and its Control Persons, from and against any loss, claim, damage, liability, together with reasonable and documented out-of-pocket costs and expenses (including, without limitation, reasonable attorneys’ fees and disbursements and costs and expenses of expert witnesses and investigation), and any action in respect thereof to which the Company and its Control Persons becomes subject to, resulting from, arising out of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement or in the other Transaction Documents, except to the extent that any such loss, claim, damage, liability, cost or expense is attributable to the willful misconduct or fraud of the Company or its Control Persons or (ii) any untrue or alleged untrue statement of material fact contained in or incorporated by reference in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto prepared and filed pursuant to Section 5.05 of this Agreement or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, caused by or contained in any information or affidavit so furnished in writing to the Company by or on behalf of such Purchaser expressly for use therein; provided, however, that the liability of a Purchaser shall be in proportion to and limited to the net proceeds received by such Purchaser from the sale of Registrable Securities pursuant to any such registration statement.

Section 6.04 Indemnification Procedures.

(a) Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement includes a statement or admission of fault and culpability on the part of such indemnified party or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

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(b) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Control Persons and shall survive the transfer of securities. The Company and each Purchaser participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Purchaser’s indemnification is unavailable for any reason.

(c) If the indemnification provided under this Section 6.04 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by in the case of an omission), such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of a Purchaser under this Section 6.04 shall be limited to the amount of the net proceeds received by such Purchaser in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the other limitations set forth in this Article 6, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.04 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this Section 6.04. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 6.04 from any person or entity who was not guilty of such fraudulent misrepresentation.

ARTICLE 7

MISCELLANEOUS

Section 7.01 Entire Agreement; Amendment; Assignment. This Agreement and the other Transaction Documents constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Any prior agreements, understandings or representations with respect to the subject matter hereof are superseded by this Agreement and shall have no further force or effect. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the parties hereto. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto. The Company may not assign or delegate its obligations under this Agreement in whole or in part.

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Section 7.02 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a)	if to the Company, to:

Offerpad Solutions Inc.

2150 E. Germann Road.

Chandler, Arizona 85286

Attention: Chief Financial Officer; Chief Legal Officer

with a copy to:

Latham & Watkins LLP

650 Town Center Drive, 20th Floor

Costa Mesa, CA 92626

Attention: Drew Capurro; Peter Sluka

or to such other person at such other place as the Company shall designate to the Purchasers in writing.

(b) and if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

Section 7.03 Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of New York without regard to conflict of law rules of such state.

Section 7.04 Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall be brought in the United States District Court for the Southern District of New York or any New York State court sitting in New York City, so long as one of such courts shall have subject matter jurisdiction over such suit, action or proceeding, and that any cause of action arising out of this Agreement shall be deemed to have arisen from a transaction of business in the State of New York, and each of the parties hereby irrevocably consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of

23

the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 7.02 shall be deemed effective service of process on such party.

Section 7.05 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 7.06 Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

Section 7.07 Finder’s Fees. Each party represents that it neither is, nor will be, obligated for any finders’ fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

Section 7.08 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

Section 7.09 Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, which shall be replaced with an enforceable provision closest in intent and economic effect as the severed provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

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Section 7.10 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

Section 7.11 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith regardless of whether the transactions contemplated hereby are consummated. The Company shall pay any Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers. Notwithstanding the forgoing, at the Closing, the Company shall reimburse all of the fees and expenses (including legal and accounting fees) of LL Funds, LLC and its affiliates and First American Financial Corp. and its affiliates incurred in connection with the purchase of the Securities and entry into this Agreement.

Section 7.12 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Closing Securities pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

[Remainder of this page intentionally left blank]

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PURCHASER:

ACME Partnership

By:	/s/ Gary Lowenthal
Name:	Gary Lowenthal
Title:	Chairman of 8 Point Management Co., GP of ACME Partnership, LP

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Anthony Barrett
Name:	Anthony Barrett

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Christoph O’Donnell
Name:	Christoph O’Donnell

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ David Brind
Name:	David Brind

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

EGADS Investments LP

By:	/s/ Gil Palter
Name:	Gil Palter
Title:	President of the GP

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Fabio Terlevich & Mary P. Rouse JTWROS

By:	/s/ Fabio Terlevich
Name:	Fabio Terlevich

PURCHASER:

Fabio Terlevich & Mary P. Rouse JTWROS

By:	/s/ Mary P. Rouse
Name:	Mary P. Rouse

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Hinsdale LLC

By:	/s/ John Pinto
Name:	John Pinto
Title:	Managing Member

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Ira Brind Revocable Trust

By:	/s/ Ira Brind
Name:	Ira Brind
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

The Irrevocable Deed of Trust of Richard B. Worley for Richard G. Worley

By:	/s/ Richard Worley
Name:	Richard Worley
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Ivan Szeftel
Name:	Ivan Szeftel

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Charlotte C. Weber UAD 03/10/00 FBO John C. Weber Jr.

By:	/s/ Jay Weber
Name:	Jay Weber
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Charlotte C. Weber Trust FBO Peyton Weber U/A DTD 12/14/2000

By:	/s/ Jay Weber
Name:	Jay Weber
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Charlotte C. Weber Trust FBO John C. Weber III U/A DTD 03/31/2003

By:	/s/ Jay Weber
Name:	Jay Weber
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Charlotte C. Weber Trust FBO Christopher Edward Weber U/A DTD 06/08/2010

By:	/s/ Jay Weber
Name:	Jay Weber
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

JLS Family Partners LP

By:	/s/ Ivan Szeftel
Name:	Ivan Szeftel
Title:	Manager JLS GP LLC

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

John Coates Roth Contributory IRA, 6296-8536

By:	/s/ Jack Coates
Name:	Jack Coates
Title:	Authorized Signatory

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Kaplin Investment Partners

By:	/s/ Ned Kaplin
Name:	Ned Kaplin
Title:	Principal

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

KF Self-Directed Investments, LLC

By:	/s/ Ken Froot
Name:	Ken Froot
Title:	Manager

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Mark Froot 2020 Irrevocable Trust

By:	/s/ Ken Froot
Name:	Ken Froot
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

David Froot 2020 Irrevocable Trust

By:	/s/ Ken Froot
Name:	Ken Froot
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

The Leslie Miller and Richard B. Worley Foundation

By:	/s/ Richard B. Worley
Name:	Richard B. Worley
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

MAREK SKAWINSKI & MALGORZATA SKAWINSKI JTWROS

By:	/s/ Marek Skawinski
Name:	Marek Skawinski
Title:	Authorized Signatory

PURCHASER:

MAREK SKAWINSKI & MALGORZATA SKAWINSKI JTWROS

By:	/s/ Malgorzata Skawinski
Name:	Malgorzata Skawinski
Title:	Authorized Signatory

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Marjorie Miller GST Exempt Trust FBO Wendy Mnookin

By:	/s/ Jim Mnookin
Name:	Jim Mnookin
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ MARTHA F. MORSE
Name:	MARTHA F. MORSE

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Matthew H. Taylor
Name:	Matthew H. Taylor

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

MORSE CHARITABLE FOUNDATION

By:	/s/ PETER C. MORSE
Name:	PETER C. MORSE
Title:	PRESIDENT

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Ned Kaplin
Name:	Ned Kaplin

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Paul A. Frick & Donna M. Frick JT TEN

By:	/s/ Paul A. Frick
Name:	Paul A. Frick
Title:	Authorized Signatory

PURCHASER:

Paul A. Frick & Donna M. Frick JT TEN

By:	/s/ Donna M. Frick
Name:	Donna M. Frick
Title:	Authorized Signatory

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

PETER C. MORSE REMAINDER TRUST DTD 9/1/06 FBO LISA D. MORSE

By:	/s/ JEREMIAH MILBANK III
Name:	JEREMIAH MILBANK III
Title:	TRUSTEE

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

PETER C. MORSE REMAINDER TRUST DTD 9/1/06 FBO CLAY P. MORSE

By:	/s/ JEREMIAH MILBANK III
Name:	JEREMIAH MILBANK III
Title:	TRUSTEE

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ PETER C. MORSE
Name:	PETER C. MORSE

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Regina Latella
Name:	Regina Latella

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Richard B. Worley
Name:	Richard B. Worley

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Roberto Sella
Name:	Roberto Sella

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

RUDI MINXHA & JESSIE AI JTWROS

By:	/s/ Rudi Minxha
Name:	Rudi Minxha
Title:	Authorized Signatory

PURCHASER:

RUDI MINXHA & JESSIE AI JTWROS

By:	/s/ Jessie Ai
Name:	Jessie Ai
Title:	Authorized Signatory

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Samuel L Duboc
Name:	Samuel L Duboc

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Sarah Miller Coulson
Name:	Sarah Miller Coulson

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Stacey Spector
Name:	Stacey Spector

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Thomson Family Limited Partnership

By: Thomson Family Management, LLC

By:	/s/ John L. Thomson
Name:	John L. Thomson
Title:	Manager

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

VSF Investments LLC

By:	/s/ Leyla Jackson
Name:	Leyla Jackson
Title:	Authorised Signatory

By:	/s/ Lois Jeffers
Name:	Lois Jeffers
Title:	Authorised Signatory

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Wilbur Kim
Name:	Wilbur Kim

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

KFP Investors Partnership

By:	/s/ Andrew Kahn
Name:	Andrew Kahn
Title:	Managing Partner

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Brian Bair
Name:	Brian Bair

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Kenneth DeGiorgio
Name:	Kenneth DeGiorgio

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Ulysses Partners, L.P.

By:	/s/ Vincent Ognibene
Name:	Vincent Ognibene
Title:	Chief Financial Officer

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Irrevocable Deed of Trust of Richard B. Worley for Elizabeth Mai Worley

By:	/s/ Richard B. Worley
Name:	Richard B. Worley
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

Peter C. Morse Remainder Trust DTD 9/1/06 FBO Kate M. Frantz

By:	/s/ Jeremiah Milbank III
Name:	Jeremiah Milbank III
Title:	Trustee

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Kevin Ays
Name:	Kevin Ays

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

J&T Family Limited Partnership

By:	/s/ Rocco L. Trotta
Name:	Rocco L. Trotta
Title:	Partner

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

First American Financial Corporation

By:	/s/ Mark E. SEaton
Name:	Mark E. Seaton
Title:	Executive Vice President and Chief Financial Officer

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Shivraj Mundy
Name:	Shivraj Mundy

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]

PURCHASER:

By:	/s/ Jim Morrissey
Name:	Jim Morrissey

[Offerpad Solutions Inc. | Subscription Agreement Signature Page]